August 2021 Exhibit 99.1

This presentation (this “Presentation”) was prepared for informational purposes only to assist interested parties in making their own evaluation of the proposed transaction (the “Transaction”) between Acon S2 Acquisition Corp. (“ACON”, “we”, or “our”) and ESS Inc. (“ESS”). This Presentation is for discussion purposes only and does not constitute an offer to purchase nor a solicitation of an offer to sell shares of ACON, ESS or any successor entity of the Transaction, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation, express or implied, is or will be given by ACON, ESS or their respective affiliates and advisors as to the accuracy or completeness of the information contained herein, or any other written or oral information made available in the course of an evaluation of the Transaction. This Presentation provided by ACON and ESS may contain certain forward looking statements, including statements regarding ACON’s, ESS’s or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on ACON’s and ESS’s current expectations and beliefs concerning future developments and their potential effects on ACON, ESS or any successor entity of the Transaction. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of ACON’s securities, (ii) the failure to satisfy the conditions to the consummation of the Transaction, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger, (iv) the effect of the announcement or pendency of the Transaction on ESS’s business relationships, operating results and business generally, (v) risks that the Transaction disrupts current plans and operations of ESS, (vi) changes in the competitive and highly regulated industries in which ESS plans to operate, variations in operating performance across competitors, changes in laws and regulations affecting ESS’s business and changes in the combined capital structure, (vii) the ability to implement business plans, forecasts and other expectations after the completion of the Transaction, and identify and realize additional opportunities, and (viii) such other risks and uncertainties included in the separate summary risk factors. There can be no assurance that the future developments affecting ACON, ESS or any successor entity of the Transaction will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond ACON’s or ESS’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Except as required by law, ACON and ESS are not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners and ACON’s or ESS’s use thereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for convenience, trademarks and trade names referred to in this Presentation may appear with the ® or ™ symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of ACON. Use of Projections. The financial and operating forecasts and projections contained herein represent certain estimates of ESS as of the date thereof. Neither ACON’s nor ESS’s independent public accountants have examined, reviewed or compiled the forecasts or projections and, accordingly, neither expresses an opinion or other form of assurance with respect thereto. Furthermore none of ACON, ESS nor their respective management teams can give any assurance that the forecasts or projections contained herein accurately represents ESS’s future operations or financial conditions. Such information is subject to a wide variety of significant business, economic and competitive risks and uncertainties, including but not limited to those set forth in the second paragraph above that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of ACON or ESS or that actual results will not differ materially from those presented in the prospective financial information. Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the projections may vary and may vary materially from the projected results. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or will be achieved. This Presentation contains statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information. This information involves many assumptions and limitations and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data that has been contained in these industry publications and other publicly available information. Accordingly, none of ACON, ESS nor their respective affiliates and advisors makes any representations as to the accuracy or completeness of these data. This Presentation contains references to ESS’s achievements compared to other companies. All of such references are based on the belief of ESS’s management based on publicly available information known to ESS’s management. Non-GAAP Financial Measures. The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. This Presentation also includes non-GAAP financial measures, including gross margin and Adjusted EBITDA. ACON and ESS believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to ESS’s financial condition and results of operations. ESS’s management uses certain of these non-GAAP measures to compare ESS’s performance to that of prior periods for trend analyses and for budgeting and planning purposes. Not all of the information necessary for a quantitative reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures is available without unreasonable efforts at this time. Specifically, ESS does not provide such quantitative reconciliation due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. This Presentation relates to a proposed transaction between ESS and ACON. This Presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. ACON and ESS intend to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all ESS and ACON shareholders. ESS and ACON will also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of ESS and ACON are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ESS and ACON through the website maintained by the SEC at www.sec.gov. Participants in the Solicitation. ESS, ACON and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ACON’s shareholders in connection with the proposed transaction. A list of the names of such directors, executive officers, other members of management, and employees, and information regarding their interests in the business combination will be contained in ACON’s filings with the SEC, and such information and names of ESS’s directors and executive officers will also be in the Registration Statement on Form S-4 to be filed with the SEC by ACON, which will include the proxy statement of ACON. Additional information regarding the interests of such potential participants in the solicitation process will also be included in the registration statement (and will be included in the definitive proxy statement/prospectus) and other relevant documents when they are filed with the SEC. CONFIDENTIAL Disclaimers

Game Changing Technology The Power Grid of the Future – Feasible Today STABLE. SECURE. CLEAN. CONFIDENTIAL

Transaction Overview Founded in 2011 to enable the stable, decentralized and decarbonized power grid of the future ESS ACON S2 (NASDAQ: STWO): a special purpose acquisition company $250 million cash in trust PIPE size of $250 million Offering Size $1,072 million pro forma enterprise value Attractive value, high-growth, genuinely sustainable business Valuation ESS shareholders rolling 100% of equity $465 million net proceeds (assuming no redemptions) Fully funded to projected cash flow profitability Capital Structure ESS’ Key Investors and Partners Adam Kriger CEO & Director John Roush CFO & Chairman Alan Greenshields ACON Advisor Leadership Category Catalyst in Long Duration Energy Storage Solutions Craig Evans President & Founder Julia Song CTO & Founder Amir Moftakhar CFO Eric Dresselhuys CEO (March 2021) Note ;For additional information, please refer to the Detailed Transaction Overview on p. 36 of this presentation.

Welcome

Our Goal: To be the leading provider of long-duration energy storage technology CONFIDENTIAL CONFIDENTIAL

California targeting 1 GW of long-duration storage by 2025 Federal policy adds potential for investment, tax credits EU RPS increased to 40% by 2030, up from 32% U.S. Renewables now more than 25% of all U.S. generation (EIA, June 2021) Growing Market Momentum ESS believes the potential for long-duration storage is stronger than ever 1. Energy Information Administration, June 2021 (https://www.eia.gov/electricity/monthly/epm_table_grapher.php?t=table_es1a) 2. California PUC, June 20, 2021 (https://docs.cpuc.ca.gov/PublishedDocs/Published/G000/M389/K603/389603637.PDF) 3. US Senate draft Infrastructure Bill (https://www.epw.senate.gov/public/_cache/files/e/a/ea1eb2e4-56bd-45f1-a260-9d6ee951bc96/F8A7C77D69BE09151F210EB4DFE872CD.edw21a09.pdf) 4. European Union 2030 Climate Directive (https://ec.europa.eu/info/sites/default/files/amendment-renewable-energy-directive-2030-climate-target-with-annexes_en.pdf)

Regular Positive Updates to Market Growth Forecast “U.S. battery storage projects grow by 10 times beyond the 2019 figure between 2021 and 2023 to contribute 10,000 MW to the grid”

Investment Highlights First Long-duration Storage Company To Go Public Large Addressable Market + Macro Tailwinds Differentiated Technology With First Mover Advantage Strong Balance Sheet Positions Us For Growth

ESS: A Category Defining Investment Opportunity

1. **Large and Fast-Growing TAM**: ~$56bn by 2027 growing at a 33% CAGR[1]
2. **Simple Yet Revolutionary Technology:** Iron, salt and water; strong patent portfolio
3. **Compelling Value Proposition:** Highest performance, lowest cost[2] and most sustainable
4. **Low Risk Expansion Plan:** Field proven[3] technology with low-cost manufacturing build out
5. **$7bn of Identified Opportunities[4]:** $300m+ SoftBank Energy framework agreement through 2026
6. **Premier Management Team:** Founders and inventors supported by an experienced team

1 Guidehouse Insights, 'Market Data: Utility-Scale Energy Storage Market Update', 3Q 2020; Guidehouse Insights, 'Market Data: Energy Storage for Microgrids and Remote Power Systems', 2Q 2020; and Navigant Research, 'Distributed Energy Storage Overview', 4Q 2019.
2 Management Estimates of levelized cost of storage (LCOS) among long duration Storage Systems.
3 Based on our Generation I products, which are no longer deployed.
4 Our $7.0 billion pipeline of visible potential opportunities for 2021 through 2027 was determined based on named projects with customers ESS has spoken to and signed non-disclosure agreements with in order to discuss the projects. We have assumed project volumes of eight, 10 and 12-hour energy storage durations and pricing based on our current 2021 pricing for our products. Actual pricing will be project specific. Our pipeline includes both Energy Warehouse and Energy Center projects and global opportunities. There is no assurance that we will enter into all of the markets that we have projected in our pipeline.

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Market Opportunity

Shift Supply to Meet Demand from 4 – 12 Hours Low Cost to Enable Replacement of Alternatives (Peaker Plants) Reliable (Grid Stability) What Is Long Duration Storage? CONFIDENTIAL CONFIDENTIAL

ESS Transforms the Value Proposition for Long Duration Storage Longer Duration Up to 12 hours Flexibility allows multiple revenue streams Can replace coal and natural gas with solar and wind power Greater resiliency to unexpected events Low Cost Lower LCOS than other technologies in the market Incremental cost of storage <$20/kWh Step function improvement in economics of storage Enables multiple use cases Power On Demand <1 second response time >20,000 cycle life – $0 marginal cost per cycle Improved grid resiliency and flexibility Safety and Reliability Non-flammable, non-toxic, no explosion risk Munich RE insures technology risk Can deploy in a wide range of geographies and climates Customers can be confident in a long-term solution Sustainability Easily sourced materials; recyclable components “Plug and play” with 25-year operating life Environmentally sustainable Accelerates clean energy transition What Customers Demand How ESS Transforms the Grid

Energy Warehouse at Jean Airport One Technology – Two Products of Different Scale Energy Warehouse™ Energy Center™ Behind the meter solution 50kW – 90kW configurable range First commercial deployment in 2015 Generation II launched in 2020 Containerized design for turnkey delivery Fast to build and commission Front of the meter solution Customizable configuration range Customer trials starting in 2022 “Battery in a Building” platform Modular design for utility-class

Validated by a Blue-Chip Customer Base

ESS INC

	Utilities	IPPs/Developers	Commercial & Industrial
	EW ● ● EC	EW ○ ● EC	EW ● ○ EC
Demand Drivers	▪ Peaker replacements ▪ T&D upgrade deferrals ▪ Wildfire resiliency ▪ Distributed energy services products	▪ Peaker replacements ▪ Resource adequacy & grid reliability ▪ 24/7 power supply ▪ Microgrids	▪ Energy cost savings ▪ Operational resiliency ▪ RE integration ▪ Carbon footprint reduction/ESG goals
Select Customers/ Use Cases	Engie San Diego Gas & Electric	SB Energy SoftBank Group SWORDSTONE	Applied Medical Pacto Energia
Select Pipeline	ČEZ Group Duke Energy Naturgy Grupo SAESA PacifiCorp	ConEdison Energy Enel Starwood Energy SUNRISE ENERGY	Honeywell Idimax Marathon transelec

Note "EW" refers to Energy Warehouse™, "EC" refers to Energy Center™.

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ESS Wins on Performance

ESS INC



Operational Flexibility
ESS INC
Li-Ion
4-12 hrs
16+ hrs
<4 hrs
Longer Asset Life
ESS INC
Li-Ion
Unlimited cycles, no capacity loss
6,000 cycles[1]
Superior Ambient Operating Temperature
ESS INC
Li-Ion
-10°C- 60°C
20-25°C
Safety
ESS INC
Li-Ion
Non-flammable
No Explosion Risk

Compelling Performance

- ✓ Can cycle when needed with no impact to asset life
- ✓ Operates at peak efficiency independent of outside environment
- ✓ No heating/cooling systems needed
- ✓ Safe for deployment to urban areas or harsh and pristine environments

1 Li-Ion cyclability from BYD energy storage system factsheets.

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Flow Batteries are Scalable, Low Cost, Long Duration Storage Increasing Storage Duration = Same System, More Electrolyte Component Number Cost Fixed Equipment: i.e., power electronics, tank, structure/supports 1x Power Module 1x Electrolyte 4x A theoretical 100KW/400KWh ESS battery contains: 400KWh configuration 1,000KWh configuration 400KWh cost + + 1,000KWh cost + + Iron Flow Battery Scaling More electrolyte -> Longer duration ESS electrolyte is low cost – made from iron, salt and water Incremental cost of increasing storage duration is low ESS Decouples Energy from Power

Sustainability Focus Areas Responsibly Sourced Materials Raw ingredients of iron, salt and water are earth-abundant Recyclability Contains no toxic materials and requires no special permits for disposal2 Global Warming Potential (GWP) 67% lower CO2 emissions than Li-Ion1 CONFIDENTIAL ESS Wins on Sustainability Note: GHG impact is dependent on specific Li-Ion chemistry. 1He, H. et al. “Flow Battery Production: Materials Selection and Environmental Impact.” Journal of Cleaner Production. Vol. 269. 1 October 2020. Noguera, E., Comparative LCA of stand-alone power systems applied to remote cell towers, 2014. 2No hazardous materials compliance plan required.

ESS is a Category Defining Technology for Long Duration Storage

ESS INC

	ESS INC	Li-Ion	Li Metal	Vanadium, Zinc Bromine	Sodium Sulfur	Compressed Air	Pumped Hydro
Low cost at 4 – 12 hours	●	○	○	●	○	○	○
Field proven[1]	●	●	○	●	●	○	●
Earth abundant materials	●	○	○	●	●	●	●
Unlimited cycling	●	○	○	○	○	●	●
Zero capacity fade	●	○	○	○	○	●	●
Wide operational temperature range	●	○	○	●	○	●	●
Environmentally sustainable	●	○	○	○	●	●	○
No fire/ explosion risk	●	○	○	●	○	○	●

Note Internally developed table based on company data and publicly available information.
1 Based on our Generation I products, which are no longer deployed.

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EXIM Munich RE “The ability to ensure battery performance is a key piece of the puzzle in decarbonizing our energy sector.” –Peter Röder, Member of the Board of Management, Munich RE Aon One Beacon Insurance Surety and Corporate Bonding Growing project surety capacity US Export-Import Bank Qualified Pre-qualified financing available for overseas buyers Investment-Grade Warranty Investment-Grade Project Insurance ESS Technology is Proven and Insured 10-year extended warranty covering battery modules Warranty continuity insurance provides additional surety to customers and financiers

Technology Overview

Technological Breakthrough, Field Proven and Shipping Now

Iron Flow first conceived in 1970s	But "dirty" electrolyte caused rapid degradation	Technological breakthrough – Proton Pump eliminates power fade and limits on cycle life	Field proven[1]; S200 shipping now	R&D roadmap for additional breakthroughs to extend technology advantage

Technological Success Proven Over Time

2011
Company formed
Developed lab scale battery




2012
Awarded ARPA-e grant for development of Iron based battery

2014
Demonstrated 10,000+ operating cycles in the lab

2015
First commercial deployment

2017
Gen I EW product line launched



2019
S200 commercial battery module launched



2020
Installed S200 automated assembly line
Energy Center™ product line launched



Innovative Technology


Proton Pump
−
+
(+) ELECTRODE:
High surface area carbon electrode
(-) ELECTRODE:
Carbon composite substrate with polypropene spacer
SEPARATOR:
Porous polyethylene separator
ELECTROLYTE:
Ferrous Chloride in aqueous solution

1 Based on our Generation I products, which are no longer deployed.

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Undisclosed Number of Trade Secrets and Identified Patents 125+ Patents Granted and in Pipeline Pending Applications World-leading Iron Flow expertise, and roadmap to additional breakthroughs and advantages = Patent protected ESS IP Portfolio Power Module Proton Pump Current Collector Pressure Plate (-) Electrode (+) Electrode Conductive Separator Porous Separator Electrolyte ~57% Employees Have an Engineering Background1 Robust Intellectual Property Portfolio ESS Critical Technology 1As of March 25, 2021.

ESS Site, Manufacturing & Shipping Video

Case Studies

BTM Microgrid (Customer-Owned)

Use Case

Customer	TerraSol Energies, Inc.
Project Location	Sycamore, Pennsylvania
Use Case	▪ Behind the meter microgrid owned by customer ▪ Customer is an electronics recycling facility ▪ Energy shifting, load management ▪ Energy Warehouse™ product (75kW/400kWh)
Project Benefits	▪ <5 yr. payback on energy cost savings ▪ >$800K in resiliency benefits (over 10 yr.)
Why ESS Won	▪ Resiliency benefits of long duration storage ▪ Battery safety. Customer ruled out LIB due to safety and compliance concerns

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Use Case BTM Microgrid (Customer-Owned) Customer Medical Device Manufacturer Project Location Southern California (multiple sites) Use Case Behind the meter microgrid owned by customer Customer is a vertically integrated medical device manufacturer Multiple project sites and generation sources (microturbines, solar) Energy Warehouse™ product Project Benefits Reduced energy costs Operational resiliency (PSPS events) Why ESS Won Lowest total cost of ownership Battery safety characteristics Ease in permitting Medical Device Manufacturing Company

Use Case BTM Microgrid (Utility-Owned) Customer US Utility Project Location Western US Use Case Standalone storage owned by utility in behind the meter application (DER) Customer energy shifting, load management, resiliency for critical loads Energy Warehouse™ product Project Benefits Customer energy cost savings (during peak demand) Customer resiliency (year-round) Utility grid support services (year-round) Why ESS Won Multi-use case versatility without compromising or degrading the battery

FTM Microgrid (Utility-Owned)

Use Case

Customer	Domestic Utility
Project Location	California
Use Case	▪ Microgrid solutions required to mitigate Public Safety Power Shutdown impacts ▪ Solar + storage microgrid ▪ Energy Warehouse™ product (540kW/3MWh storage)
Project Benefits	▪ Multi-day resiliency for critical needs customers during PSPS events
Why ESS Won	▪ Safety (non-flammability, non-explosive) ▪ Ability to participate in CAISO market ▪ Ability to provide distribution grid ancillary services during non-PSPS events

Site construction (June 2021)



31

Use Case Green Hydrogen Customer Siemens-Gamesa Project Location Denmark Use Case Wind + Solar + Storage + H2 Energy Warehouse™ product Project Benefits Flexible project package that can be optimized for sustainable resource availability and market conditions (for H2) Why ESS Won No battery degradation due to cycling Operational flexibility enables any duty cycle (starts, stops, duration, etc.) Lowest total cost of ownership

Use Case FTM Microgrid (Utility-Owned) Customer Utility Project Location Chile Use Case Remote grid served by RoR hydro and diesel gensets Storage systems will minimize genset usage Energy Warehouse™ product (300kW/2MWh) Project Benefits $3.1M incremental savings over LIB Avoids 12 years of diesel genset emissions Why ESS Won 3x greater savings over LIB Sustainability and environmental friendliness of IFB

Simple, Low-cost Production in the USA 97% Less Capital Required – Ready to Scale Globally Li-Ion competitor $in millions/GWh of Battery Module Production Capacity Simple, automated ESS manufacturing line Expensive, complex Li-Ion battery manufacturing line SourceLux Research.

~$493M1 Net Cash for Growth Further Extend Technology Advantage Higher performance electrolyte to enable an 85% reduction in cost per megawatt hour by 2025 Launch Energy Center™ Deploy product that is optimized for the fast-growing utility-scale storage segment Increase Manufacturing Capacity Fully funds capital plan to increase capacity from >250MWh in 2021 to 16GWh by 2025 Expand Sales Footprint Hire new sales team members and expand production footprint into Europe and Australia Strengthen Balance Sheet Supports credit requirements to convert large projects in pipeline CONFIDENTIAL CONFIDENTIAL Capital Investment Will Enable Rapid Expansion 1PF 12/31/2020 net cash assumes funding of $27.5m of C-2 raise, of which $16m has yet to be funded; amount is expected to be funded prior to transaction close. Net cash also includes $1.5m of restricted cash. For additional information, please refer to the Detailed Transaction Overview on p. 36 of this presentation.

Financial Forecast

Booked 100% Negotiating Awarded $2 Million $37 Million $300 Million High Quality Pipeline 5% Awarded Negotiating Qualifying Awarded Negotiating Qualifying Global Identified Opportunities 6% Booked Projected Pipeline for Energy Center™ and Energy Warehouse™ $7+ Billion Pipeline for Continued Growth in Outer Years Deals continue to convert 2022E Update: Booked 20%, Awarded 52%, Negotiating 28% To Do: RICH: WE Added the text above the 21-23 revenue bars – this slide and next two – please format if you can make nicer/more legible Energy Center™ Opportunities Energy Warehouse™ Opportunities

ESS' Robust Revenue Growth

ESS INC



Projected Revenue by Product Offering ($in millions)
EC
EW
EF
Services
Update:
No change to revenue forecast
$2
$37
$300
$803
$1,645
$2,572
$3,562
2021E
2022E
2023E
2024E
2025E
2026E
2027E
0%
0%
1%
2%
4%
6%

- Growth accelerates as Energy Center deployments start in 2023
- Forecast driven by identified pipeline of near-term opportunities
- ESS expansion into Australia (2023) and Europe (2024) supports continued growth
- Energy Franchise lease and Services revenue streams become bigger contributors as ESS expands

Note Total addressable market value for the microgrid, distributed energy and utility industries from Guidehouse Insights.

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ESS Delivers Compelling Profitability Projected Gross Margin ($in millions) Projected EBITDA ($in millions) 16% 27% 31% 37% 37% 1% 16% 22% 29% 30% 2021E Update*: COGS expensed 2022E Update*: (~$43M) Drivers: Accelerating EC&EW supply chain & build 2021E Update*: (~$42M) 2022E Update*: (~$87M) Drivers: Supply constraint challenges to developing manufacturing capacity To Do: RICH: JUST MAKE THE NEW TEXT IN THE CHART CONSISTENT WITH PRIOR 2 PAGES FOR ERIK: Need to work through voiceover – in development accounting – set up time w Amir EBITDA: GM is ‘22 effect * As a result of developments subsequent to the date these projections were prepared, ESS' management believes actual operating expenses for 2021 may be higher than previously projected as a result of (i) higher general and administrative expenses related to public company readiness, (ii) expenses related to supply chain, parts and the launch of ESS' S200 batteries and (iii) higher research, development and ramp up activities. These additional expenses are expected to continue into 2022.

New US federal and state policies on infrastructure, decarbonization and national security Emerging mandates in EU and Asia-Pacific on decarbonization and storage Demand impact of USTDA, Power Africa, UNDP and World Bank targets Further economies of scale and technology enhancements Additional revenue streams (e.g., Storage as a Service, Warranty) Potential Upside to Business Plan CONFIDENTIAL CONFIDENTIAL

Q&A